                                                                    Exhibit 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Accredo Health, Inc. (the Company) on Form 10-K for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David D. Stevens, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ David S. Stevens
                                                      -----------------------
                                                      David D. Stevens
                                                      Chief Executive Officer
                                                      September 30, 2002